UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 15, 2021

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Woodland Road
P.O. Box 69
Circle Pines, Minnesota	55014
(Address of principal executive offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At an Annual Meeting of Stockholders of Northern Technologies International Corporation (“NTIC”) held on January 15, 2021, NTIC’s stockholders, upon recommendation of the Board of Directors of NTIC (the “Board”), approved the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan (the “Amended 2019 Plan”), which incorporates certain amendments to the existing plan (the “2019 Plan”). The Board previously approved the Amended 2019 Plan, subject to approval by NTIC’s stockholders, on November 6, 2020.

The Amended 2019 Plan became effective immediately upon approval by NTIC’s stockholders and will expire on January 18, 2029, unless terminated earlier by the Board. The Amended 2019 Plan incorporates an amendment to increase the number of shares of NTIC common stock available for issuance under the plan by an additional 800,000 shares and an increase to the limit on incentive stock options commensurate with the overall share authorization. The Amended 2019 Plan also contains a new limit on overall non-employee director compensation of $200,000 per year or $250,000 in the case of a non-employee chairman, lead independent director, or non-employee director in the first year of service on the Board of Directors. This limit on non-employee director compensation is in lieu of the previous limit on the number of shares subject to awards granted to a non-employee director each year. The other terms of the 2019 Plan remain unchanged.

The foregoing summary of the amendments reflected in the Amended 2019 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Amended 2019 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the Amended 2019 Plan can be found in NTIC’s definitive proxy statement for its Annual Meeting of Stockholders held on January 15, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 15, 2021, NTIC held an Annual Meeting of Stockholders (the “2021 Annual Meeting”). As of the close of business on November 18, 2020, the record date for the 2021 Annual Meeting, there were 9,104,636 shares of common stock outstanding and entitled to vote at the 2021 Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 6,390,771 shares of common stock entitled to vote at the 2021 Annual Meeting, representing 70.19% of the outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2021 Annual Meeting.

At the 2021 Annual Meeting, NTIC’s stockholders considered four proposals, each of which is set forth below and described in more detail in NTIC’s definitive proxy statement for the 2021 Annual Meeting filed with the SEC on November 30, 2020.

The final results of NTIC’s stockholder vote at the 2021 Annual Meeting on each proposal brought before NTIC’s stockholders were as follows:

Proposal No. 1 -	The eight director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Nancy E. Calderon	4,598,719	83,709	1,708,343
Sarah E. Kemp	4,578,602	103,826	1,708,343
Soo-Keong Koh	4,578,982	103,446	1,708,343
Sunggyu Lee, Ph.D.	4,579,133	103,295	1,708,343
G. Patrick Lynch	4,603,137	79,291	1,708,343
Ramani Narayan, Ph.D.	4,599,219	83,209	1,708,343
Richard J. Nigon	4,561,394	121,034	1,708,343
Konstantin von Falkenhausen	4,578,531	103,897	1,708,343

Proposal No. 2 -	The compensation of NTIC’s named executive officers, as disclosed in NTIC’s proxy statement, was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,587,863	83,822	10,743	1,708,343

Proposal No. 3 -	The ratification of the selection of Baker Tilly US, LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2021 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,316,949	9,901	63,921	N/A

Proposal No. 4 -	The Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,548,105	125,921	8,402	1,708,343

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan (filed herewith)

104	The Cover Page from this Current Report on Form 8-K, Formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Date: January 15, 2021